     As filed with the Securities and Exchange Commission on October 4, 1996
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            EXCEL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

            MARYLAND                                         33-0160389
  (State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                      Identification Number)

                         16955 VIA DEL CAMPO, SUITE 110
                           SAN DIEGO, CALIFORNIA 92127
                                 (619) 485-9400
    (Address of principal executive offices, Zip Code, and telephone number)

                            1993 STOCK OPTION PLAN OF
                            EXCEL REALTY TRUST, INC.
                            (Full title of the plan)

             RICHARD B. MUIR                              Copies to:
        EXECUTIVE VICE PRESIDENT                     SCOTT N. WOLFE, ESQ.
              AND SECRETARY                            LATHAM & WATKINS
     16955 VIA DEL CAMPO, SUITE 110                     701 "B" STREET
       SAN DIEGO, CALIFORNIA 92127                        SUITE 2100
             (619) 485-9400                       SAN DIEGO, CALIFORNIA 92101
(Name, address including zip code, and                  (619) 236-1234
telephone number, including area code,
          of agent for service)

                         CALCULATION OF REGISTRATION FEE

======================================================================================================
                                                                            Proposed
                                                         Proposed            Maximum
                                         Amount           Maximum           Aggregate       Amount of
       Title of Each Class of            being           Offering           Offering      Registration
     Securities to be Registered       Registered    Price Per Share(1)      Price(1)          Fee
------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value...(2)     750,000           $21.63           $16,222,500      $5,594.00
======================================================================================================

(1) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457, and based on a price per share of $21.63, the average of the highest and lowest sales price of common stock of the Company reported on the New York Stock Exchange on October 2, 1996.

(2) The 1993 Stock Option Plan of Excel Realty Trust, Inc. (the "1993 Plan") authorizes the issuance of a maximum of 1,450,000 shares. However, 700,000 of the shares which may ultimately be issued under the 1993 Plan upon exercise of options have already been registered pursuant to Form S-8 Registration Statement No. 33-84982. Only the additional 750,000 shares recently authorized for issuance under the 1993 Plan are being registered hereunder, none of which are subject to presently outstanding options.


                                   Page 1 of 8
                             Exhibit Index on Page 4

        The contents of the Registration Statement on Form S-8 (File No. 33-84982) of Excel Realty Trust, Inc. (the "Company") relating to 700,000 shares of the Company's Common Stock which may be issued under the 1993 Plan is incorporated by reference herein in its entirety.

ITEM 8.  EXHIBITS

3.1 Amended and Restated Articles of Incorporation of the Company, incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Company's Registration Statement on Form S-11 (File No. 33-63160).

3.2 Amended and Restated Bylaws of the Company, incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Company's Registration Statement on Form S-11 (File No. 33-63160).

4.1 1993 Stock Option Plan of Excel Realty Trust, Inc., as amended, incorporated by reference to Exhibit "B" to the Company's Proxy Statement dated April 1, 1996 relating to the 1996 Annual Meeting of Stockholders of the Company.

4.2 Form of Incentive Stock Option Agreement, incorporated by reference to Exhibit 10.11 to the Company's Registration Statement on Form S-11 (File No. 33-63160).

4.3 Form of Non-Qualified Stock Option Agreement, incorporated by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-11 (File No. 33-63160).

5.1         Opinion of Ballard, Spahr, Andrews & Ingersoll.

23.1        Consent of Coopers & Lybrand, L.L.P.

23.2        Consent of Ballard, Spahr, Andrews & Ingersoll (included in Exhibit
            5.1).

24.1        Power of Attorney (included on page 3 hereof).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on October 4, 1996.

                                            EXCEL REALTY TRUST, INC.

                                            By:    /s/ Gary B. Sabin
                                               ---------------------------------
                                                   Gary B. Sabin
                                                   Chief Executive Officer

                                POWER OF ATTORNEY

        Each person whose signature appears below authorizes Gary B. Sabin and Richard B. Muir, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                              Title                       Date

/s/ Gary B. Sabin             Chairman of the Board, Chief    October 4, 1996
--------------------------    Executive Officer, and
Gary B. Sabin                 President (Principal
                              Executive Officer)

/s/ Richard B. Muir           Executive Vice President and    October 4, 1996
--------------------------    Director
Richard B. Muir

/s/ David A. Lund             Chief Financial Officer         October 4, 1996
--------------------------    (Principal Financial and
David A. Lund                 Accounting Officer)

/s/ Boyd A. Lindquist         Director                        October 4, 1996
--------------------------
Boyd A. Lindquist

/s/ D. Charles Marston        Director                        October 1, 1996
--------------------------
D. Charles Marston

/s/ Robert E. Parsons, Jr.    Director                        October 4, 1996
--------------------------
Robert E. Parsons, Jr.

/s/ Bruce A. Staller          Director                        October 4, 1996
--------------------------
Bruce A. Staller

/s/ John H. Wilmot            Director                        September 30, 1996
--------------------------
John H. Wilmot

                                  EXHIBIT INDEX

EXHIBIT                                                                     PAGE
-------                                                                     ----
3.1         Amended and Restated Articles of Incorporation of the            --
            Company, incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Company's Registration Statement on
            Form S-11 (File No. 33-63160).

3.2         Amended and Restated Bylaws of the Company, incorporated         --
            by reference to Exhibit 3.2 to Amendment No. 1 to the Company's Registration Statement on Form S-11 (File No.
            33-63160).

4.1         1993 Stock Option Plan of Excel Realty Trust, Inc., as           --
            amended, incorporated by reference to Exhibit "B" to the Company's Proxy Statement dated April 1, 1996 relating to the 1996 Annual Meeting of Stockholders of the Company.

4.2         Form of Incentive Stock Option Agreement, incorporated by        --
            reference to Exhibit 10.11 to the Company's Registration
            Statement on Form S-11 (File No. 33-63160).

4.3         Form of Non-Qualified Stock Option Agreement, incorporated       --
            by reference to Exhibit 10.12 to the Company's
            Registration Statement on Form S-11 (File No. 33-63160).

5.1         Opinion of Ballard, Spahr, Andrews and Ingersoll.*                5

23.1        Consent of Coopers & Lybrand, L.L.P.*                             8

23.2        Consent of Ballard, Spahr, Andrews and Ingersoll (included       --
            in Exhibit 5.1).*

24.1        Power of Attorney.*                                               3

*  Filed herewith.